                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                               November 29, 1999

                        PAPA JOHN'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                                61-1203323
         (State or other jurisdiction of         (I.R.S. Employer identification
         incorporation or organization)          number)


                          2002 Papa John's Boulevard
                       Louisville, Kentucky  40299-2334
                   (Address of principal executive offices)

                                (502) 261-7272
             (Registrant's telephone number, including area code)

Item 5. Other Events

On November 29, 1999, Papa John's International, Inc. announced the acquisition of Perfect Pizza Holdings Limited, an operator and franchisor of 205 delivery and carry-out pizza restaurants in the United Kingdom. The purchase price was (Pounds)20,000,000 (approximately $32,500,000) and was funded principally with cash. The acquisition will be accounted for as a purchase transaction and is expected to be slightly accretive to Papa John's in fiscal year 2000. This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
(c)  Exhibits 99.1 Press Release dated November 29, 1999.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PAPA JOHN'S INTERNATIONAL, INC.
                        -------------------------------

                                 (Registrant)


Date:  December 10, 1999          /s/ E. Drucilla Milby
                                  ---------------------
                                  E. Drucilla Milby
                                  Senior Vice President,
                                  Chief Financial Officer
                                  and Treasurer


                                 Exhibit Index

Exhibit No.

99.1 Press Release dated November 29, 1999